                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): SEPTEMBER 25, 2000



                                CYBERONICS, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                 0-19806               76-0236465
     (State or other           (Commission            (IRS Employer
     jurisdiction of          file number)         Identification No.)
     incorporation)

                   16511 SPACE CENTER BOULEVARD, SUITE 600
                             HOUSTON, TEXAS 77058
             (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (281) 228-7200

ITEM 5.  OTHER EVENTS

         The sole purpose of this Form 8-K is to file a presentation to investors prepared by Cyberonics, Inc. The text of the presentation begins on the following page as Appendix A.

         The Registrant's filing of this report on Form 8-K should not be deemed an admission as to the materiality of any information included in Appendix A.

                                                                      APPENDIX A

CYBERONICS, INC.

PRESENTATION TO INVESTORS
SEPTEMBER 2000
================================================================================

CYBERONICS, INC.

STAND ALONE VALUE PROPOSITION
FORWARD-LOOKING STATEMENTS
================================================================================

o    This presentation includes forward-looking statements concerning:

     -    Potential timing, size, duration and outcome of clinical studies

     - Developing Vagus Nerve Stimulation or VNS as a treatment for depression, obesity and other indications

     -    Improving productivity and efficiencies

     - Substantially increasing sales while only modestly increasing operating expenses

     - Forecasted results in sales, expenses, net income or cash flow, including the Company's 7-Year business plan

o These predictions are based upon information presently available to Cyberonics and assumptions that the Company believes to be reasonable

o Cyberonics is assuming no duty to update this information should facts change or should Cyberonics no longer believe the assumptions to be reasonable

o    CYBERONICS' ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED

o Please refer to the Company's Annual Report on Form 10-K for the year ended June 30, 1999 and the Company's Quarterly Reports on Form 10-Q for the three months ended September 30, 1999, December 31, 1999 and March 31, 2000.

CYBERONICS, INC.



TABLE OF CONTENTS
================================================================================

================================================================================
SECTION 1      Introduction and Overview
--------------------------------------------------------------------------------
SECTION 2      Stock Performance Review
--------------------------------------------------------------------------------
SECTION 3      Business Review
--------------------------------------------------------------------------------
SECTION 4      Stand Alone Value Proposition
================================================================================





MORGAN STANLEY DEAN WITTER

CYBERONICS, INC.

SECTION 1
INTRODUCTION AND OVERVIEW
================================================================================

CYBERONICS, INC.

INTRODUCTION AND OVERVIEW
EXECUTIVE SUMMARY
================================================================================

o Cyberonics as a stand alone company is positioned to create greater value for shareholders than the Medtronic proposal

o For Cyberonics shareholders, the stand alone value proposition is straight-forward

     - Cyberonics is a small company today with high growth potential over many years

     - Cyberonics has an unprecedented method patent neuro-stimulation franchise

     - Cyberonics has a proven track record in epilepsy and a validated business model for profitably penetrating drug markets with a device

     - The U.S. markets for new indications that are currently in clinical trials total 75x the epilepsy market that is currently being served

     - Taken as a whole, Cyberonics offers investors attractive upside potential on a base epilepsy business that is currently reaching profitability

o The Medtronic proposal does not give Cyberonics appropriate sum-of-the-parts credit for its existing epilepsy business and its much larger new indication opportunities in depression, obesity, and Alzheimer's

     -    The proposal was made when Cyberonics' stock was near its 52-week low

     - Since Medtronic is a $59 billion equity market value company, a business combination would provide Cyberonics shareholders with less than 1% pro-forma ownership in a more slowly growing company, thereby diluting shareholders' participation in the future growth of Cyberonics' business

     - Cyberonics shareholders also need to consider that Medronic has the highest P/E to growth ratio among its publicly traded peers, thereby positioning Medtronic stock as a relatively expensive currency

o Cyberonics has, through its patent position on stimulation of the vagus nerve, the cranial nerve neurostimulation franchise and represents a unique potential value opportunity for shareholders

     - Investors who carefully consider Cyberonics' business prospects should conclude that the way to maximize shareholder value is to implement the Company's stand alone business plan

CYBERONICS, INC.

SECTION 2
STOCK PERFORMANCE REVIEW
================================================================================

CYBERONICS, INC.

STOCK PERFORMANCE REVIEW

HISTORICAL TRADING SUMMARY

LAST THREE YEARS
================================================================================


o CYBERONICS' STOCK WAS JUST RECOVERING FROM THE TRANSITION TO IBU REPORTING WHEN THE MEDTRONIC PROPOSAL WAS MADE PUBLIC

     -    CYBX ROSE 20% IN THE MONTH PRIOR TO THE PUBLIC ANNOUNCEMENT

o BASED ON PROJECTED RESULTS OVER THE NEXT SEVERAL QUARTERS, THE COMPANY IS WELL POSITIONED TO SUPPORT CONTINUED ACCELERATION IN ITS STOCK PRICE

     [GRAPH OF HISTORICAL TRADING FOR THE LAST THREE YEARS, PLOTTING PRICE
         IN US DOLLARS AND VOLUME IN MILLIONS OF SHARES AND NOTING THE
                       FOLLOWING EVENTS RELATIVE THERETO]

10/23/97          Announces FDA approval of enhancements in Neuro Cybernetic
                  Prosthesis


~JAN `98 Four months of commercial experience. Analysts raise estimates for Q3/Q4 FY98 and all of FY99 significantly


~APRIL `98        Increased investment in sales force leads to downward revision of near-term earnings estimates


07/26/99 FDA grants expedited review status for NCP System for treatment of depression


10/4/99           Cyberonics reports strong Q1 results - U.S. sales up 70%


02/09/00 Cyberonics announces next generation 101 NCP, 91% longer life battery


4/25/00           Cyberonics reports final Q3 results


6/30/00           Cyberonics reports preliminary Q4 results


7/17/00           CYBX receives first $26 per share written proposal from MDT


8/9/00            CYBX receives second $26 per share written proposal from MDT


09/11/00          Medtronic discloses proposal for Cyberonics at $26 per share


----------

Source FactSet Research Systems

CYBERONICS, INC.

STOCK PERFORMANCE REVIEW
PREMIUM ANALYSIS
================================================================================

o THE MEDTRONIC PROPOSAL REPRESENTS A "NEGATIVE PREMIUM" TO CYBERONICS' 52-WEEK AND ALL-TIME HIGH STOCK PRICES

o THE MEDTRONIC PROPOSAL ALSO REPRESENTS A "NEGATIVE PREMIUM" TO RECENT EQUITY RESEARCH PRICE TARGETS

o THE COMPANY BELIEVES THAT THE MEDTRONIC PROPOSAL IS NOT COMPELLING RELATIVE TO WHERE CYBERONICS' STOCK HAS TRADED RECENTLY OR TO WHERE EQUITY RESEARCH ANALYSTS EXPECT IT TO TRADE IN THE NEAR FUTURE


----------------------------------------------------------------------------------------------
                                                                                         OFFER
                                                                PRICE     PREMIUM / (DISCOUNT)
ANALYSIS OF PREMIUM OFFERED                                         $                        %
----------------------------------------------------------------------------------------------
Medtronic Proposal                                              26.00                       --
----------------------------------------------------------------------------------------------
LTM High (2/9/00)                                               28.25                     (8.0)
----------------------------------------------------------------------------------------------
All Time High (3/30/98)                                         32.38                    (19.7)
----------------------------------------------------------------------------------------------
First Union Securities 12-Month Price Target(1)                 37.00                    (29.7)
----------------------------------------------------------------------------------------------
Banc of America Securities 12-Month Price Target(2)             35.00                    (25.7)
----------------------------------------------------------------------------------------------


NOTES
1. Research report dated September 18, 2000
2. Research report dated September 14, 2000

CYBERONICS, INC.

SECTION 3
BUSINESS REVIEW
================================================================================

CYBERONICS, INC.

BUSINESS REVIEW
OVERVIEW
================================================================================

o Cyberonics is confident in its ability to derive significant value from existing and new businesses

o The Company's 7-Year Plan assumes Epilepsy sales growth in line with medical technology leaders, with excess cash being used to grow other businesses

o Cyberonics is positioned to utilize experience from its Epilepsy IBU to grow sales and achieve profitability more quickly in other IBUs

o    By FY03, the Depression IBU is projected to generate significant revenues

     - By FY07, significant revenues are expected to be generated from indications in at least four treatment applications (Epilepsy, Depression, Obesity, Alzheimer's)

o The 7-Year Plan does not fully reflect all potential opportunities for Cyberonics in these markets

     - Projections do not reflect improved Epilepsy sales levels that the Company plans to realize from replacement unit sales and improved product pricing

     - The 7-Year Plan reflects a high level of R&D expenditures that may not be necessary

CYBERONICS, INC.

BUSINESS REVIEW
7-YEAR PLAN PROJECTED SALES BY IBU
================================================================================

o THE 7-YEAR PLAN PROJECTS A SIGNIFICANT DIVERSIFICATION OF THE COMPANY'S REVENUE BASE THROUGH EXPANSION INTO PATENT PROTECTED NEW INDICATIONS

o PRESENCE IN NON-EPILEPSY TREATMENT AREAS YIELDS A PROJECTED IMPLIED TOTAL SALES CAGR OF 57.4% FOR THE FY03-FY07 PERIOD

o BY FY07, EPILEPSY IS EXPECTED TO BE LESS THAN 20% OF TOTAL SALES, CONSISTENT WITH THE EXPERIENCE OF THE MARKET LEADER FOR ANTI-EPILEPTIC DRUGS

SALES
$MM

                                        EPILEPSY      DEPRESSION  OTHER (OBESITY AND ALZHEIMER'S)    TOTAL
                                        --------      ----------  -------------------------------  ---------
FY00                                      47.9                0                           0           47.9
FY01                                      66.3                0                           0           66.3
FY02                                      85.0              2.9                           0           87.9
FY03                                     106.5            135.1                           0          241.6
FY04                                     133.4            342.6                           0          476.0
FY05                                     165.5            515.4                           0          680.9
FY06                                     198.2            695.8                           0          894.0
FY07                                     235.6            870.7                       375.6        1,481.8

CYBERONICS, INC.

BUSINESS REVIEW
SUMMARY PROJECTED CONSOLIDATED FINANCIAL PLAN
7-YEAR PLAN
================================================================================

o THE COMPANY'S 7-YEAR PLAN PROJECTS 70% COMPOUND ANNUAL SALES GROWTH OVER THE NEXT FIVE YEARS AND 63% OVER THE NEXT SEVEN YEARS

                                         ACTUAL                                      PROJECTED
FYE 6/30                  -----------------------------       ------------------------------------------------
($MM)                            1999              2000              2001              2002              2003
--------------------------------------------------------------------------------------------------------------
Sales
--------------------------------------------------------------------------------------------------------------
  Epilepsy                $      29.9       $      47.9       $      66.3       $      85.0       $     106.5
--------------------------------------------------------------------------------------------------------------
  Depression                       --                --                --               2.9             135.1
--------------------------------------------------------------------------------------------------------------
  Obesity/Alzheimer's              --                --                --                --                --
--------------------------------------------------------------------------------------------------------------
TOTAL SALES               $      29.9       $      47.9       $      66.3       $      87.9       $     241.6
--------------------------------------------------------------------------------------------------------------
  % Growth                      100.5%             60.0%             38.4%             32.6%            174.7%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
EBITDA                    $     (11.4)      $      (3.8)      $      (4.6)      $       1.9       $      46.3
--------------------------------------------------------------------------------------------------------------
  % Margin                      (38.0)%            (7.9)%            (6.9)%             2.2%             19.2%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
EBIT                      $     (14.1)      $      (5.3)      $      (8.6)      $      (1.5)      $      38.7
--------------------------------------------------------------------------------------------------------------
  % Margin                      (47.2)%           (11.0)%           (12.9)%            (1.7)%            16.0%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
NET INCOME                $     (12.5)      $      (3.1)      $      (8.0)      $      (1.0)      $      39.7
--------------------------------------------------------------------------------------------------------------
  % Growth                       N.M.              N.M.              N.M.              N.M.              N.M.
--------------------------------------------------------------------------------------------------------------
  % Margin                      (41.9)%            (6.4)%           (12.1)%            (1.1)%            16.4%
--------------------------------------------------------------------------------------------------------------





                                                             PROJECTED
FYE 6/30                       --------------------------------------------------------------           5-YEAR           7-YEAR
($MM)                                 2004             2005             2006             2007             CAGR             CAGR
-------------------------------------------------------------------------------------------------------------------------------
Sales
-------------------------------------------------------------------------------------------------------------------------------
  Epilepsy                     $     133.4      $     165.5      $     198.2      $     235.6
-------------------------------------------------------------------------------------------------------------------------------
  Depression                         342.6            515.4            695.8            870.7
-------------------------------------------------------------------------------------------------------------------------------
  Obesity/Alzheimer's                   --               --               --            375.6
-------------------------------------------------------------------------------------------------------------------------------
TOTAL SALES                    $     476.0      $     680.9      $     894.0      $   1,481.8             70.0%            63.3%
-------------------------------------------------------------------------------------------------------------------------------
  % Growth                            97.0%            43.1%            31.3%            65.7%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
EBITDA                         $     123.5      $     205.4      $     280.5      $     599.6              N/M              N/M
-------------------------------------------------------------------------------------------------------------------------------
  % Margin                            26.0%            30.2%            31.4%            40.5%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
EBIT                           $     114.5      $     194.9      $     268.3      $     585.7
-------------------------------------------------------------------------------------------------------------------------------
  % Margin                            24.1%            28.6%            30.0%            39.5%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NET INCOME                     $      86.5      $     121.5      $     169.3      $     366.0             N/M               N/M
-------------------------------------------------------------------------------------------------------------------------------
  % Growth                           117.9%            40.5%            39.3%           116.2%
-------------------------------------------------------------------------------------------------------------------------------
  % Margin                            18.2%            17.8%            18.9%            24.7%
-------------------------------------------------------------------------------------------------------------------------------

CYBERONICS, INC.

BUSINESS REVIEW
EPILEPSY BUSINESS PLAN
================================================================================

o Presented with the challenge of selling a revolutionary device based approach to medical doctors, Cyberonics achieved $45 million in annual revenues and its first quarter of profitability in 3 years post FDA approval, versus Minimed, who required 11 years

o Cyberonics' epilepsy procedure is gaining continued acceptance as an optimal treatment for its targeted condition

o For FYE June 30, 2000, the Epilepsy IBU saw 62% U.S. sales growth, 47% international sales growth, and 93% reduction in pre-tax losses

o    Projections imply a seven-year sales CAGR of 25.5%

o Projections imply a 4 year sales CAGR of 29.2% through FY04, the first full year of projected Depression sales

----------------------------------------------------------------------------------------------------
                                                            PROJECTED FOR FYE
EPILEPSY FINANCIAL PLAN              ---------------------------------------------------------------
($MM)                                2001     2002      2003     2004      2005      2006      2007
----------------------------------------------------------------------------------------------------
Sales                                66.3     85.0     106.5     133.4     165.5     198.2     235.6
----------------------------------------------------------------------------------------------------
  % Growth                           38.4%    28.2%     25.3%     25.3%     24.1%     19.7%     18.8%
----------------------------------------------------------------------------------------------------
COGS                                 15.1     17.0      18.1      21.3      21.5      23.8      25.9
----------------------------------------------------------------------------------------------------
Gross Profit                         51.2     68.0      88.4     112.0     144.0     174.4     209.6
----------------------------------------------------------------------------------------------------
  % margin                           77.2%    80.0%     83.0%     84.0%     87.0%     88.0%     89.0%
----------------------------------------------------------------------------------------------------
SGA                                  36.8     45.3      54.5      63.5      78.3      93.4     110.6
----------------------------------------------------------------------------------------------------
R&D                                   9.2     10.5      10.8      13.1      15.9      18.7      21.9
----------------------------------------------------------------------------------------------------
Operating Income                      5.1     12.2      23.1      35.4      49.8      62.3      77.1
----------------------------------------------------------------------------------------------------
Non-operating income / (expense)      0.6      0.5       1.0       3.4       7.6      13.8      24.2
----------------------------------------------------------------------------------------------------
Net Income before taxes               5.7     12.7      24.0      38.8      57.5      76.1     101.3
----------------------------------------------------------------------------------------------------
Net Income                            5.7     12.7      24.0      33.4      34.5      45.7      60.8
----------------------------------------------------------------------------------------------------
  % Growth                            N.M.   122.6%     89.7%     38.9%      3.4%     32.5%     33.1%
----------------------------------------------------------------------------------------------------
  % Margin                            8.6%    14.9%     22.6%     25.0%     20.8%     23.1%     25.8%
----------------------------------------------------------------------------------------------------

CYBERONICS, INC.

REPLACEMENT UNIT AND NEW PRICING SALES ANALYSIS
FOR U.S. EPILEPSY MARKET
================================================================================

o THE 7-YEAR PLAN WAS DRIVEN BY ESTIMATED PENETRATION AND PRICING ASSUMPTIONS WITHOUT THE BENEFIT OF REPLACEMENT SALES OR IMPROVED PRODUCT PRICING

o ADJUSTING ESTIMATED SALES FOR HIGHER PRICING RELATED TO IMPROVED PRODUCTS AND FOR REPLACEMENT SALES ILLUSTRATES THAT FEWER NEW GENERATOR UNITS WOULD NEED TO BE SOLD IN ORDER TO MEET THE COMPANY'S STATED U.S. EPILEPSY SALES PROJECTIONS

o U.S. EPILEPSY SALES CAGR THROUGH FY04, THE FIRST PROJECTED YEAR OF DEPRESSION SALES, IS 12.3% WITHOUT REPLACEMENT SALES AND NEW GENERATOR SALES; WITH REPLACEMENT SALES AND NEW GENERATOR SALES, IT IS 27.2%

                                                            ACTUAL                                                 PROJECTED
                                                     ---------------------   ------------------------------------------------------
                                                       1999        2000        2001        2002        2003        2004       2005
EPILEPSY SALES UNDER CURRENT 7-YEAR PLAN
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Sales                                           $ 29.9      $ 42.5      $ 60.1      $ 74.2      $ 90.7      $111.3    $ 140.1
-----------------------------------------------------------------------------------------------------------------------------------
% Growth                                                           42.3%       41.3%       23.5%       22.2%       22.7%      25.9%
-----------------------------------------------------------------------------------------------------------------------------------
Units                                                 2,875       4,251       5,300       6,480       7,920       9,720     12,240
-----------------------------------------------------------------------------------------------------------------------------------
% Growth                                                           47.9%       24.7%       22.3%       22.2%       22.7%      25.9%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
IMPACT OF HIGHER ASP GENERATORS (M102/M103)
-----------------------------------------------------------------------------------------------------------------------------------
Sales                                                                                    $  5.4      $ 12.5      $ 25.8    $  32.4
-----------------------------------------------------------------------------------------------------------------------------------
Units                                                                                       468       1,091       2,250      2,833
-----------------------------------------------------------------------------------------------------------------------------------
US MODEL 100 GENERATOR REPLACEMENT SALES:
-----------------------------------------------------------------------------------------------------------------------------------
Sales                                                                                    $  4.9      $ 15.2      $ 17.8    $   7.6
-----------------------------------------------------------------------------------------------------------------------------------
Units                                                                                       515       1,582       1,854        787
-----------------------------------------------------------------------------------------------------------------------------------
NEW GENERATOR SALES REQUIRED TO MEET 7-YEAR PLAN
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Sales                                           $ 29.9      $ 42.5      $ 60.1      $ 63.9      $ 63.0      $ 67.7    $ 100.2
-----------------------------------------------------------------------------------------------------------------------------------
% Growth                                                           42.3%       41.3%        6.3%       (1.4%)       7.5%      47.9%
-----------------------------------------------------------------------------------------------------------------------------------
Units                                                 2,875       4,251       5,300       5,497       5,247       5,616      8,620
-----------------------------------------------------------------------------------------------------------------------------------
% Growth                                                           47.9%       24.7%        3.7%       (4.6%)       7.0%      53.5%
===================================================================================================================================


                                                          PROJECTED
                                                     --------------------
                                                         2006       2007
EPILEPSY SALES UNDER CURRENT 7-YEAR PLAN
-------------------------------------------------------------------------
U.S. Sales                                           $ 169.0     $ 202.0
-------------------------------------------------------------------------
% Growth                                                20.6%       19.5%
-------------------------------------------------------------------------
Units                                                 14,760      17,640
-------------------------------------------------------------------------
% Growth                                                20.6%       19.5%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
IMPACT OF HIGHER ASP GENERATORS (M102/M103)
-------------------------------------------------------------------------
Sales                                                $  39.1     $  46.7
-------------------------------------------------------------------------
Units                                                  3,416       4,083
-------------------------------------------------------------------------
US MODEL 100 GENERATOR REPLACEMENT SALES:
-------------------------------------------------------------------------
Sales
-------------------------------------------------------------------------
Units
-------------------------------------------------------------------------
NEW GENERATOR SALES REQUIRED TO MEET 7-YEAR PLAN
-------------------------------------------------------------------------
U.S. Sales                                           $ 129.9     $ 155.2
-------------------------------------------------------------------------
% Growth                                                29.7%       19.5%
-------------------------------------------------------------------------
Units                                                 11,344      13,557
-------------------------------------------------------------------------
% Growth                                                31.6%       19.5%
=========================================================================

CYBERONICS, INC.


BUSINESS REVIEW
NEW INDICATIONS DEVELOPMENT PLAN
===============================================================================


  [GRAPH PROJECTING WHEN, OVER THE COURSE OF THE NEXT SEVEN FISCAL YEARS, THE ACUTE STUDY PERIOD AND LONG-TERM FOLLOW-UP PERIOD WILL BEGIN AND END FOR EACH OF
                            THE FOLLOWING PROGRAMS]

          DEPRESSION PILOT
          DEPRESSION EUROPE
          DEPRESSION PIVOTAL
          DEPRESSION OTHERS
          TREMOR STUDY
          OBESITY PILOT
          OBESITY PIVOTAL
          OBESITY EUROPEAN
          ALZHEIMER'S PIVOTAL

          NEW PILOT STUDIES     AVERAGE OF 1.5 NEW PILOTS EACH FY BEGINNING FY02
          NEW PILOT STUDIES     AVERAGE OF 1 NEW PIVOTAL EACH FY BEGINNING FY04

o THE 7-YEAR PLAN ASSUMES R&D EXPENSES AT 9% TO 12% OF SALES IN THE PLAN'S LATER YEARS

     -    REPRESENTS A "TOP-DOWN" ASSUMPTION

     -    TRANSLATES INTO A $132 MILLION EXPENDITURE IN FY07

o MANAGEMENT HAS ALSO PROJECTED R&D EXPENSES RELATING TO SPECIFIC PROGRAMS CONSISTENT WITH THE COMPANY'S EXPERIENCE IN EPILEPSY

     -    IMPLIES LOWER R&D EXPENDITURES NEEDED TO SUPPORT PLAN

     -    SUGGESTS FY07 R&D EXPENDITURE OF $66 MILLION

CYBERONICS, INC.

BUSINESS REVIEW
SUMMARY CONSOLIDATED FINANCIAL PLAN

UPSIDE CASE
================================================================================


o    LOWER R&D EXPENSE REPRESENTS PLANNED BOTTOM-LINE UPSIDE BEGINNING IN 2003

o NET INCOME MARGINS WOULD IMPROVE AS A RESULT, WITH FY07 NET MARGIN INCREASING FROM 24.7% TO 27.4%

     -    REPRESENTS $39 MILLION IN ADDITIONAL AFTER-TAX INCOME IN FY07


FYE 6/30              Actual                                               Projected
                -----------------     ----------------------------------------------------------------------------------------
($MM)            1999      2000        2001          2002         2003        2004          2005         2006          2007
------------------------------------------------------------------------------------------------------------------------------
TOTAL SALES     $  29.9   $  47.9     $  66.3      $    87.9     $ 241.6     $ 476.0       $ 680.9      $ 894.0      $1,481.8
------------------------------------------------------------------------------------------------------------------------------
% Growth                     60.0%       38.4%          32.6%      174.7%       97.0%         43.1%        31.3%         65.7%
------------------------------------------------------------------------------------------------------------------------------
R&D             $   6.7   $   8.0     $  22.8      $    25.7     $  43.3     $  46.1       $  48.8      $  53.7      $   66.3
------------------------------------------------------------------------------------------------------------------------------
% of Sales         22.5%     16.8%       34.4%          29.3%       17.9%        9.7%          7.2%         6.0%          4.5%
------------------------------------------------------------------------------------------------------------------------------
EBITDA          $ (11.4)  $  (3.8)    $  (4.6)     $     1.7     $  49.8     $ 141.4       $ 238.9      $ 327.2      $  665.1
------------------------------------------------------------------------------------------------------------------------------
% Margin         (38.0%)    (7.9%)      (6.9%)           2.0%       20.6%       29.7%         35.1%        36.6%         44.9%
------------------------------------------------------------------------------------------------------------------------------
EBIT            $ (14.1)  $  (5.3)    $  (8.6)     $    (1.7)    $  42.2     $ 132.3       $ 228.4      $ 315.1      $  651.3
------------------------------------------------------------------------------------------------------------------------------
% Margin         (47.2%)   (11.0%)     (12.9%)         (1.9%)       17.5%       27.8%         33.5%        35.2%         44.0%
------------------------------------------------------------------------------------------------------------------------------
NET INCOME      $ (12.5)  $  (3.1)    $  (8.0)     $    (1.2)    $  43.1     $  95.9       $ 141.6      $ 197.3      $  405.3
------------------------------------------------------------------------------------------------------------------------------
% Growth           N.M.      N.M.        N.M.           N.M.        N.M.       122.3%         47.7%        39.4%        105.4%
------------------------------------------------------------------------------------------------------------------------------
% Margin         (41.9%)    (6.4%)     (12.1%)         (1.3%)       17.9%       20.1%         20.8%        22.1%         27.4%
------------------------------------------------------------------------------------------------------------------------------


7-Year Plan                                                   Projected
-------------------------------------------------------------------------------------------------------------
                         2001          2002         2003        2004         2005         2006         2007
-------------------------------------------------------------------------------------------------------------
NET INCOME              $  (8.0)     $  (1.0)     $  39.7     $  86.5      $ 121.5      $ 169.3      $366.0
% Growth                   N.M.         N.M.         N.M.       117.9%        40.5%        39.3%      116.2%
% Margin                  (12.1%)       (1.1%)       16.4%       18.2%        17.8%        18.9%       24.7%

R&D MANAGEMENT CASE     $  22.8      $  25.5      $  46.8     $  64.0      $  82.3      $ 100.4      $131.8
% of Sales                 34.4%        29.1%        19.4%       13.4%        12.1%        11.2%        8.9%

CYBERONICS, INC.


BUSINESS REVIEW
DEPRESSION BUSINESS PLAN
================================================================================

o The Depression IBU is targeted to become the next significant growth engine for the Company

o The depression opportunity is significantly larger than the epilepsy opportunity

     - Treatment resistant depression patients outnumber medically refractory epilepsy patients by 4.6x

     - Annual "first time" electric shock therapy patients in depression outnumber annual epilepsy surgeries by 40x

o    During FY00, the Depression IBU:

     - Completed an encouraging 60 patient pilot study in which 40% of patients reported at least 50% improvement and 26% of patients were depression free after 9 months of VNS

     -    Completed encouraging preliminary fMRI mechanism of action studies

     - Receive FDA expedited review status and approval for 20 center / 210 patient pivotal study

     -    Pivotal study underway and ahead of schedule

          - 15 key opinion leader centers; 29 patients enrolled; 10 patients implanted

o Cyberonics anticipates its U.S. depression sales beginning in Q3 of FY03, and projects a 4-year sales CAGR of 59.3%

--------------------------------------------------------------------------------------------------------------------------------
Depression Financial Plan                                               Projected for FYE
                           ------------------------------------------------------------------------------------------
($MM)                                    2001        2002         2003       2004       2005       2006        2007
---------------------------------------------------------------------------------------------------------------------
Sales                                                  2.9        135.1       342.6     515.4      695.8       870.7
---------------------------------------------------------------------------------------------------------------------
     % Growth                                                      N.M.       153.6%     50.4%      35.0%       25.1%
---------------------------------------------------------------------------------------------------------------------
COGS                                                   0.6         23.0        54.8      67.0       83.5        95.8
---------------------------------------------------------------------------------------------------------------------
Gross Profit                                           2.4        112.1       287.8     448.4      612.3       774.9
---------------------------------------------------------------------------------------------------------------------
     % margin                                         80.0%        83.0%       84.0%     87.0%      88.0%       89.0%
---------------------------------------------------------------------------------------------------------------------
SGA                                        0.2         0.8         60.0       157.3     236.5      324.1       414.5
---------------------------------------------------------------------------------------------------------------------
R&D                                       10.5        10.0         16.0        30.8      46.4       61.7        76.5
---------------------------------------------------------------------------------------------------------------------
Operating Income                         (10.7)       (8.5)        36.2        99.6     165.6      226.5       284.0
---------------------------------------------------------------------------------------------------------------------
Net Income before taxes                  (10.7)       (8.5)        36.2        99.6     165.6      226.5       284.0
---------------------------------------------------------------------------------------------------------------------
Net Income                               (10.7)       (8.5)        36.2        85.7      99.3      135.9       170.4
---------------------------------------------------------------------------------------------------------------------
     % Growth                             N.M.         N.M.        N.M.       137.0%     15.9%      36.8%       25.4%
---------------------------------------------------------------------------------------------------------------------
     % Margin                             N.M.         N.M.        26.8%       25.0%     19.3%      19.5%       19.6%
---------------------------------------------------------------------------------------------------------------------

CYBERONICS, INC.

BUSINESS REVIEW
DEPRESSION BUSINESS UNIT ESTIMATES
COMPARISON TO EQUITY RESEARCH ESTIMATES
===============================================================================

SALES
$MM

                                               2001         2002         2003         2004        2005        2006        2007
------------------------------------------------------------------------------------------------------------------------------
Archie Smith / Piper Jaffray                     --           --          N/A          N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------
Andrew Jay / First Union Securities              --          1.0         25.0         90.0         N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------
Kurt Kruger / Banc of America Securities        N/A          N/A          N/A          N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------
Chad Simmer / John G. Kinnard & Co.              --          2.9        139.5        343.6       512.6       694.8       869.5
------------------------------------------------------------------------------------------------------------------------------
Matthew Dodds / SG Cowen                         --          0.7          5.5         71.8       144.0         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------
Jan Wald / George K. Baum & Co.                 N/A          N/A          N/A          N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------
CYBX 7-Year Plan                                 --          2.9        135.1        342.6       515.4       695.8       870.7
------------------------------------------------------------------------------------------------------------------------------


OPERATING INCOME
$MM

                                               2001         2002         2003         2004        2005        2006        2007
------------------------------------------------------------------------------------------------------------------------------
Archie Smith / Piper Jaffray                   (9.3)        (8.0)         N/A          N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------
Andrew Jay / First Union Securities           (10.7)        (9.8)       (16.0)        22.0         N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------
Kurt Kruger / Banc of America Securities        N/A          N/A          N/A          N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------
Chad Simmer / John G. Kinnard & Co.           (10.7)        (8.5)        35.5         95.9       148.0       210.6       274.9
------------------------------------------------------------------------------------------------------------------------------
Matthew Dodds / SG Cowen                      (10.7)       (11.0)       (19.5)        24.4        65.2         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------
Jan Wald / George K. Baum & Co.                 N/A          N/A          N/A          N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------
CYBX 7-Year Plan                              (10.7)        (8.5)        36.2         99.6       165.6       226.5       284.0
------------------------------------------------------------------------------------------------------------------------------




NOTES

1.   These estimates were taken from independent third party research reports

CYBERONICS, INC.


BUSINESS REVIEW
OBESITY AND OTHER BUSINESS PLAN
================================================================================

o    All indications not in pivotal study are grouped into the Obesity / Other
     IBU

o    Obesity is a huge opportunity

     -    14 million morbidly obese Americans

     -    6 subject animal study completed with encouraging results

     - 30 patient pilot study underway in U.S.; 2 centers; 2 patients implanted

     - Although FDA approval is estimated for FY06, the Company expects clarity on pilot safety and efficacy in Obesity within 12 months

o    Alzheimer's pilot study is underway in Sweden


--------------------------------------------------------------------------------------------------------------------------------
Obesity and Other Financial Plan                                  Projected for FYE
                                 -----------------------------------------------------------------------------------------------
($MM)                                         2001     2002     2003     2004     2005     2006     2007
--------------------------------------------------------------------------------------------------------------------------------
Sales                                            -       -        -        -        -        -       375.6
--------------------------------------------------------------------------------------------------------------------------------
COGS                                             -       -        -        -        -        -        41.3
--------------------------------------------------------------------------------------------------------------------------------
Gross Profit                                     -       -        -        -        -        -       334.3
--------------------------------------------------------------------------------------------------------------------------------
     % Margin                                 N.M.    N.M.     N.M.     N.M.     N.M.     N.M.        89.0%
--------------------------------------------------------------------------------------------------------------------------------
SGA                                              -     0.2      0.5      0.5      0.5      0.5        76.1
--------------------------------------------------------------------------------------------------------------------------------
R&D                                            3.0     5.0     20.0     20.0     20.0     20.0        33.5
--------------------------------------------------------------------------------------------------------------------------------
Operating Income                              (3.0)   (5.2)   (20.5)   (20.5)   (20.5)   (20.5)      224.7
--------------------------------------------------------------------------------------------------------------------------------
Net Income before taxes                       (3.0)   (5.2)   (20.5)   (20.5)   (20.5)   (20.5)      224.6
--------------------------------------------------------------------------------------------------------------------------------
Net Income                                    (3.0)   (5.2)   (20.5)   (17.6)   (12.3)   (12.3)      134.8
--------------------------------------------------------------------------------------------------------------------------------
     % Margin                                 N.M.    N.M.     N.M.      N.M.     N.M.     N.M.       35.9%
--------------------------------------------------------------------------------------------------------------------------------

CYBERONICS, INC.

SECTION 4
STAND ALONE VALUE PROPOSITION
================================================================================

CYBERONICS, INC.


STAND ALONE VALUE PROPOSITION
VALUATION OVERVIEW
===============================================================================

o Medtronic's $26.00 proposal values Cyberonics at a CY00 sales multiple of 9.5x and a CY01 sales multiple of 7.0x

     -- Does not give Cyberonics appropriate sum-of-the-parts credit for its existing epilepsy business and its much larger new indication opportunities in depression, obesity, and Alzheimer's

     -- Values the Company in a change of control at multiples far lower than where most high growth peer companies are currently trading

o Certain more mature medical technology companies such as Medtronic and Guidant have maintained high Aggregate Value/Sales ratios

     -- Market presence and investors' views of continued growth prospects have sustained such valuations


CYBERONICS AND COMPARABLE COMPANIES
AGGREGATE VALUE / CY2001 SALES(1)

     DIGE      MNMD    NOVT    ISRG      OTEC     CYTC      CYBX(2)    ARTC     ASPM
     ----      ----    ----    ----      ----     ----      -------    ----     ----
     14.6    13.1    12.6     9.1      9.1       7.2       7.0        5.0     3.7



MEDTRONIC AND COMPARABLE COMPANIES
AGGREGATE VALUE / CY2001 SALES(1)

      MDT      GDT     STJ      SM     BSX
      ---      ---     ---     ---     ---
       9.6     7.6     3.3     3.2     2.9



NOTES

1. Prices as of 9/15/00
2. $26 share price, as per Medtronic proposal

CYBERONICS, INC.


STAND ALONE VALUE PROPOSITION
CYBERONICS ANALYST COMMENTARY

POST MDT ANNOUNCEMENT
================================================================================



SUMMARY OF EQUITY RESEARCH ANALYST RECOMMENDATIONS
                                                                                   Implied P/E
                                                                      EPS             Ratio
                                                                  -------------   -------------    12 Month    Premium    5 Year
                                                       Price at   2001E   2002E   2001E   2002E      Price     to Price   Growth
Date      Firm                         Recommendation  Report         $       $       x       x     Target    at Report    Rate
-------   --------------------------   --------------  --------   -----   -----   -----   -----    --------   ---------   ------
9/18/00   First Union Securities       Buy             $27.13      (0.45)   (0.05)   N/A     N/A    $37.00      36.4%      30.0%
9/14/00   Banc of America Securities   Buy              27.06      (0.48)   (0.31)   N/A     N/A     35.00      29.3%      N/A

--------------------------------------------------------------------------------


SELECTED EQUITY RESEARCH ANALYST COMMENTARY

o "We are becoming increasingly more confident in the new and improved Cyberonics. A year ago Cyberonics was the `The Epilepsy Company,' now however it has a stable of very promising new indications and is well positioned for solid growth. This fact has not been lost on Medtronic... We also believe the current offer of $26 is too low." Banc of America Securities 9/14/00

o "Further off in the distance beyond depression is obesity. Obesity could prove to be the biggest application yet for Cyberonics. An estimated 20 million Americans are morbidly obese." Banc of America Securities 9/14/00

o "We are raising our FY2003 and FY2004 depression revenue estimates to $25 and $90 million from $17 and $34 million based on impressive clinical presentations and a discussion of management's extensive market penetration plans." First Union Securities, 9/18/00

CYBERONICS, INC.


STAND ALONE VALUE PROPOSITION
MEDTRONIC OVERVIEW
================================================================================


o MEDTRONIC'S FINANCIAL AND GROWTH CHARACTERISTICS, WHILE ATTRACTIVE, ARE NOT SIGNIFICANTLY HIGHER THAN CERTAIN PEER COMPANIES

o MEDTRONIC, HOWEVER, TRADES AT A SUBSTANTIAL PREMIUM TO ITS PEERS, RESULTING IN THE HIGHEST P/E TO GROWTH RATIO IN ITS PEER COMPANY UNIVERSE

CY2000E EBIT MARGIN (1)
%

GDT     MDT     BSX    STJ     SM
---     ---     ---    ---     --
33.8    33.1    24.9   19.4    18.5

I/B/E/S 5-YEAR GROWTH
%

GDT     MDT     BSX    STJ     SM
---     ---     ---    ---     --
19.5    18.0    18.0   16.0    10.0


CY2001 P/E (2)
       x

MDT     GDT     SM    STJ      BSX
---     ---     --    ---      ---
41.4    35.2    22.5   21.7    15.0



CY2001 P/E / GROWTH RATIO(3)

[GRAPH PLOTTING P/E AND I/B/E/S 5-YEAR GROWTH (%) FOR SM, MDT, GDT, STJ AND BSX]

NOTE

1. Estimates for all comparables taken from MSDW Equity Research

2. Based on Prices as of 9/15/00 and I/B/E/S median P/E ratios

3. Based on Prices as of 9/15/00, I/B/E/S median P/E ratios and the I/B/E/S median 5-Year growth consensus

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CYBERONICS, INC.

                                  /s/ PAMELA E. WESTBROOK
                                      ----------------------------------------
                                      Pamela E. Westbrook
                                      Vice President, Finance and Administration
                                      and Chief Financial Officer

Date:  September 25, 2000